Exhibit 99.1



                               ERNST & YOUNG, LLP

                                 March 24, 2000

Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C.  20549


Gentlemen:

         We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on March 23, 2000, as filed by our former client, Saratoga Resources, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.

                                                     Very truly yours,





                                                     By:  /s/ Ernst & Young, LLP
                                                          ----------------------
                                                          Ernst & Young, LLP